Exhibit 99.1

FOR IMMEDIATE RELEASE

SUNOPTA COMPLETES ARRANGEMENT WITH REFRESCO

Minneapolis, Minnesota – May 1, 2026 – SunOpta Inc. (“SunOpta” or the “Company”) (Nasdaq: STKL) (TSX: SOY), a North American supply chain solutions provider, is pleased to announce the successful completion of the acquisition of the Company by an affiliate of Refresco Holding B.V. (“Refresco”) for US$6.50 per Common Share in cash (the “Consideration”) pursuant to a previously announced plan of arrangement under section 192 of the Canada Business Corporations Act (the “Arrangement”).

As previously announced, shareholders of SunOpta overwhelmingly approved the Arrangement at a special meeting of shareholders held on April 16, 2026. SunOpta obtained a final order from the Ontario Superior Court of Justice (Commercial List) in respect of the Arrangement on April 22, 2026.

In connection with the Arrangement, SunOpta’s shares will be delisted from the Toronto Stock Exchange (“TSX”) and the Nasdaq Stock Market LLC (“Nasdaq”). SunOpta will also apply to cease to be a reporting issuer under applicable Canadian securities laws and will deregister its securities under U.S. securities laws as soon as practicable.

Full details of the Arrangement and certain other matters are set out in SunOpta’s management information circular and proxy statement available on the Company’s website at www.sunopta.com and under the Company’s profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

Action Required by SunOpta Shareholders

Registered shareholders of SunOpta are reminded to submit a duly completed letter of transmittal, together with the share certificate(s) and/or DRS advice(s) representing their Common Shares, to TSX Trust Company, in order to receive the Consideration. SunOpta shareholders whose Common Shares are registered in the name of an intermediary (such as a broker, investment dealer, bank, trust company, custodian or other nominee) are not required to submit a letter of transmittal.

About SunOpta

SunOpta (Nasdaq: STKL) (TSX: SOY), delivers customized supply chain solutions and innovation for top brands, retailers and foodservice providers across a broad portfolio of beverages, broths and better-for-you snacks. With over 50 years of expertise, SunOpta fuels customers’ growth with high-quality, sustainability-forward solutions distributed through retail, club, foodservice and e-commerce channels across North America. For more information, visit www.sunopta.com or follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this press release concerning the Arrangement, including any statements regarding the reasons for, and the anticipated benefits of, the Arrangement; the timing of various steps to be completed in connection with the Arrangement; the timing and effects of the Arrangement; the delisting and deregistration actions; and any other statements regarding SunOpta’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, (1) risks related to the consummation of the Arrangement, including the possibility that the Arrangement may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (2) the effects that the Arrangement may have on SunOpta and its business, including the risks that as a result (a) SunOpta’s business, operating results or share price may suffer, (b) SunOpta’s current plans and operations may be disrupted, (c) SunOpta’s ability to retain or recruit key employees may be adversely affected, (d) SunOpta’s business relationships (including, customers and suppliers) may be adversely affected, or (e) SunOpta’s management’s or employees’ attention may be diverted from other important matters; (3) the risk of any litigation relating to the Arrangement; (4) the risk of changes in governmental regulations or enforcement practices; and (5) the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement.

Additional factors that could cause results to differ materially from those described above can be found in the “Risk Factors” sections of SunOpta’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and other documents filed with the Securities and Exchange Commission and the Canadian Securities Administrators, copies of which can be found under SunOpta’s profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SunOpta disclaims any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SunOpta Contacts:

Investor Relations:

Reed Anderson

ICR

646-277-1260

reed.anderson@icrinc.com

Media Relations:

Claudine Galloway

SunOpta

952-295-9579

press.inquiries@sunopta.com

Source: SunOpta Inc.